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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2000


                                  NOVAVAX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                   0-26770                 22-2816046
              --------                   -------                 ----------
   (State or other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation or organization)      File No.)            Identification No.)


            8320 GUILFORD ROAD, COLUMBIA, MD       21046
            --------------------------------       -----
        (Address of principal executive offices) (Zip code)


                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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                                  NOVAVAX, INC.
                       ITEMS TO BE INCLUDED IN THIS REPORT



ITEM 5.       OTHER EVENTS.

                  On December 19, 2000 the Company announced that King Pharmaceuticals, Inc. has agreed to make a $25 million convertible note investment in the Company.

                  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.




ITEM 7.       EXHIBITS.

         Exhibits.


         99.1     Press Release dated December 20, 2000.

         99.2 Note Purchase Agreement dated December 19, 2000 between Novavax, Inc. and King Pharmaceuticals, Inc.

         99.3 Convertible Note dated December 19, 2000 between Novavax, Inc. and King Pharmaceuticals, Inc.

         99.4 Investor Rights Agreement dated December 19, 2000 between Novavax, Inc. and King Pharmaceuticals, Inc.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NOVAVAX, INC.



Date: January 02, 2001                  By:
                                           ------------------------------
                                           Dennis W. Genge, Vice President
                                           And Chief Financial Officer/Treasurer